                                                       Registration No. 33-
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
              --------------------------------------------------
                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
              --------------------------------------------------

                          SOUTHSIDE BANCSHARES CORP.
              --------------------------------------------------
              (Exact name of registrant as specified in charter)


           Missouri                                       43-1262037
-------------------------------             ------------------------------------
  (State or other jurisdiction              (I.R.S. Employer Identification No.)
of incorporation or organization)

         3606 Gravois Avenue, St. Louis, Missouri 63116 (314) 776-7000
         -------------------------------------------------------------
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)

           SOUTHSIDE BANCSHARES CORP. EMPLOYEE STOCK OWNERSHIP PLAN
                           (WITH 401(k) PROVISIONS)
                           ------------------------
                             (Full title of plan)


                              JOANNE M. SCHNEIDER
                                   Secretary
                          Southside Bancshares Corp.
                              3606 Gravois Avenue
                           St. Louis, Missouri 63116
                                (314) 776-7000
                     -------------------------------------
                      (Name, address, including zip code,
                        and telephone number, including
                       area code, of agent for service)

                                  Copies to:
                             ANGELA F. BRALY, Esq.
                         Lewis, Rice & Fingersh, L.C.
                        500 North Broadway, Suite 2000
                          St. Louis, Missouri  63102
                                (314) 444-7600

                        CALCULATION OF REGISTRATION FEE

=========================================================================================
                                            Proposed         Proposed
   Title of                Amount            Maximum          Maximum         Amount of
Securities to              to be         Offering Price      Aggregate       Registration
be Registered/(1)/    Registered/(2)/    Per Share/(3)/    Offering Price        Fee
-----------------------------------------------------------------------------------------
Common Stock,
($1.00 par value)       60,000              $225            $13,500,000       $4,655.17
=========================================================================================

     (1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

     (2) In addition, pursuant to Rule 416 under the Securities Act of 1933, as amended, this Registration Statement also covers securities to be offered pursuant to terms which provide for a change in the amount of securities being offered or issued to prevent dilution resulting from stock splits, stock dividends or similar transactions, this Registration Statement shall cover the additional securities to be offered or issued in connection with any such provision.

     (3) Estimated solely for the purposes of calculating the Registration Fee hereunder, pursuant to Rule 457(h) under the Securities Act of 1933, as amended, the Proposed Maximum Offering Price Per Share represents the average of the high and low bid prices for the Registrant's common stock on January 26, 1996, such being a date within five (5) business days prior to the date of filing of this Registration Statement.

================================================================================

         PART II - INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION BY REFERENCE

    Information contained in the following documents of Southside Bancshares Corp. (the "Corporation") and the Southside Bancshares Corp. Employee Stock Ownership Plan (With 401(k) Provisions) (the "Plan") filed with the Securities and Exchange Commission (the "Commission") is incorporated herein by reference:

    (a) The Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 1994, as filed with the Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act");

    (b) All other reports filed by the Corporation pursuant to Section 13(a) or 15(d) of the Exchange Act since December 31, 1994;

    (c) The description of the Corporation's common stock (the "Common Stock") contained in the Corporation's Registration Statement on Form S-1 under the Securities Act of 1933, as amended (the "Securities Act"), Registration No. 33-22739, effective day June 27, 1988, and including any amendment or report filed for purposes of updating such description.

    All reports and other documents subsequently filed by the Corporation and the Plan pursuant to Section 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of the filing of such reports and documents.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

    Section 351.355(1) and (2) of The General Business Corporation Law of the State of Missouri provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful, except that, in the case of an action or suit by or in the right of the corporation, the corporation may not indemnify such persons against judgments and fines, and no person shall be indemnified as to any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation, unless and only to the extent that the court in which the action or suit was brought determines upon application that such person is fairly and reasonably entitled to indemnity for proper expenses. Section 351.355(3) provides that, to the extent that a director, officer, employee or agent of the corporation has been successful in the defense of any such action, suit or proceeding or any claim, issue or matter therein, he shall be indemnified against expenses, including attorney's fees, actually and reasonably incurred in connection with such action, suit or proceeding. Section 351.355(7) provides that a Missouri corporation may provide additional indemnification to any person indemnifiable under subsection (1) or (2), provided such additional indemnification is authorized by the corporation's articles of incorporation or an amendment thereto or by a shareholder-approved bylaw or agreement, and provided further that no person shall thereby be indemnified against conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct. Article XI of the Corporation's Restated Articles of Incorporation, provides that the Corporation shall extend to its directors and officers the indemnification specified in subsections (1) and (2) and the additional indemnification authorized in subsection (7) and that it may extend to employees and agents such indemnification and additional indemnification and fund such indemnification by insurance as the Corporation may deem appropriate. Article VII of the Corporation's Restated Bylaws makes similar provisions with respect to indemnification of the Corporation's directors, officers, employees and agents.

    Pursuant to a policy of directors' and officers' liability insurance, with total annual limits of $5,000,000, the Corporation's officers and directors are insured, subject to the limits, retention, exceptions and other terms and conditions of such policy, against liability for any actual or alleged error, misstatement, misleading statement, act or omission, or neglect or breach of duty by the directors or officers of the Corporation in the discharge of their duties solely in their capacity as directors or officers of the Corporation, individually or collectively, or any matter claimed against them solely by reason of their being directors or officers of the Corporation.

ITEM 8.  EXHIBITS

    The following exhibits are submitted herewith or incorporated by reference herein.

    Exhibit
    Number    Exhibit
    ------    -------

    4(a) Instruments defining the rights of holders of the common stock, $1 par value, of the Registrant incorporated herein by reference from the Restated Articles of Incorporation of the Registrant filed as
              Exhibit 4(a) to the Registrant's Registration Statement on Form S-8 on May 2, 1994, incorporated herein by reference.

    4(b) Restated Bylaws of the Registrant with amendments through December 28, 1995.

    5(i)      Opinion of Lewis, Rice & Fingersh, L.C.

    23(a)     Consent of KPMG Peat Marwick LLP

    23(b)     Consent of Lewis, Rice & Fingersh, L.C. (included as part of
              Exhibit 5(i))

    24        Power of Attorney

    The undersigned Registrant has submitted the Plan to the Internal Revenue Service (the "IRS") and hereby undertakes to make all changes required by the IRS in order to qualify the Plan.

ITEM 9.  UNDERTAKINGS

    (a) The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement;

                (i) to include any prospectus required by section 10(a)(3) of the Securities Act;

                (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

    provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the Registration Statement is on Form S-3 or Form S-8 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

         (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


    THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of St. Louis, State of Missouri, on January 25, 1996.


                                       SOUTHSIDE BANCSHARES CORP.



                                       By /s/ Thomas M. Teschner
                                          -------------------------------------
                                          Thomas M. Teschner
                                          President and Chief Executive Officer



   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


Name                          Title                             Date
----                          -----                             ----


/s/ Thomas M. Teschner        President, Chief Executive        January 25, 1996
-----------------------       Officer, and Director
Thomas M. Teschner            (principal executive officer)



/s/ Joseph W. Pope            Senior Vice President and         January 25, 1996
-----------------------       Chief Financial Officer
Joseph W. Pope                (principal financial and
                              accounting officer)


           *                  Chairman of the Board and         January 25, 1996
-----------------------       Director
Howard F. Etling


           *                  Director                          January 25, 1996
-----------------------
Richard F. Baalmann

           *                      Director                      January 25, 1996
-------------------------
Joseph W. Beetz



           *                      Director                      January 25, 1996
-------------------------
Ralph Crancer, Jr.



           *                      Director                      January 25, 1996
-------------------------
Douglas P. Helein



           *                      Director                      January 25, 1996
-------------------------
Charles F. Herwig



           *                      Director                      January 25, 1996
-------------------------
Earle J. Kennedy, Jr.



           *                      Director                      January 25, 1996
-------------------------
Norville K. McClain



           *                      Director                      January 25, 1996
-------------------------
Daniel J. Queen



           *                      Director                      January 25, 1996
-------------------------
Richard G. Schroeder, Sr.



* By  /s/ Thomas M. Teschner
      ------------------------------------
      Thomas M. Teschner, Attorney-in-fact



Thomas M. Teschner, by signing his name hereto, does sign this document on behalf of the persons named above, pursuant to a power of attorney executed by such persons, filed herewith as Exhibit 24.

    THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of St. Louis, State of Missouri, on January 25, 1996.

                       SOUTHSIDE BANCSHARES CORP. EMPLOYEE STOCK
                       OWNERSHIP PLAN (WITH 401(K) PROVISIONS)


                      By:   /s/ Thomas M. Teschner
                           -------------------------------------
                           Thomas M. Teschner, Trustee


                      By:   /s/ Howard F. Etling
                           -------------------------------------
                           Howard F. Etling, Trustee

                          SOUTHSIDE BANCSHARES CORP.
                        FORM S-8 REGISTRATION STATEMENT

                                 Exhibit Index

Exhibits
--------
  4(a) Instruments defining the rights of holders of the common stock, $1 par value, of the Registrant incorporated herein by reference from the Restated Articles of Incorporation of the Registrant filed as Exhibit 4(a) to the Registrant's
          Registration Statement on Form S-8 on May 2, 1994, incorporated herein by reference.

  4(b) Restated Bylaws of the Registrant with amendments through December 28, 1995.

  5(i)    Opinion of Lewis, Rice & Fingersh, L.C.

 23(a)    Consent of KPMG Peat Marwick LLP

 23(b) Consent of Lewis, Rice & Fingersh, L.C. (included as part of Exhibit 5(i))

 24       Power of Attorney